Exhibit 99.05



                                      LOGO

                                 Rights Offering

                 of 53,772,548 Shares of Class A Common Stock

                and 52,715,788 Shares of Class B Common Stock

                               at $7.28 Per Share

       The rights offering will expire at 5:00 P.M., New York City Time, on March 19, 2001, unless we extend it.

                            Instructions as to Use of

                        Adelphia Business Solutions, Inc.

                            Subscription Certificates

         Consult American Stock Transfer & Trust Company, your bank or your broker with any questions.

    The following instructions relate to a rights offering by Adelphia Business Solutions, Inc., a Delaware corporation, to the holders of our Class A and Class B common stock, each par value $.01 per share, as described in our prospectus supplement dated February 20, 2001 and related prospectus dated October 25, 1999. We are distributing rights to purchase additional shares of our common stock for a price of $7.28 per share to all of our stockholders of record on February 19, 2001. Holders of record on February 19, 2001 of our Class A common stock will receive 1.5 rights for each share of Class A common stock held on that date. Similarly, holders of record on February 19, 2001 of our Class B common stock will receive 1.5 rights for each share of Class B common stock held on that date. If you hold shares of our Class A common stock on the record date, each whole right entitles you to purchase one share of our Class A common stock for $7.28 per share. If you hold shares of our Class B common stock on the record date, each whole right entitles you to purchase one share of our Class B common stock for $7.28 per share.

    We will not issue fractional rights or fractional shares. If the number of shares of common stock you held on the record date would result in your receipt of fractional rights, the number of rights issued to you is being rounded down to the nearest whole right.

    The rights offering will expire at 5:00 p.m., New York City Time, on March 19, 2001, unless extended.

    The number of rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise of your rights by completing the reverse side of your subscription certificate and returning the certificate to our subscription agent, American Stock Transfer & Trust Company, in the envelope provided.

    In order to exercise your rights, on or before 5:00 p.m., New York City Time, on the expiration date of the rights offering, the subscription agent must have received from you (1) your subscription certificate, or you must have timely complied with the guaranteed delivery requirements for your subscription certificates, and (2) payment of the full subscription price, including final clearance of any checks. You may not revoke any exercise of a right.

1.   EXERCISE OF RIGHTS

    EXERCISE OF RIGHTS. To exercise your rights, complete Sections 1 and 2 on the reverse side of your subscription certificate and send your properly completed and executed subscription certificate, together with payment in full of the $7.28 subscription price for each share of common stock subscribed for upon exercise of your rights to the subscription agent.

    MANNER OF PAYMENT.   Payment of the subscription price must be made in
U.S. dollars for the full number of shares being subscribed for by:

   -- certified or cashier's check drawn upon a U.S. bank, personal check or U.S. postal money order payable to "American Stock Transfer & Trust Company, as subscription agent," or

    -- wire transfer of same day funds to the account maintained by the subscription agent for such purpose at Chase Manhattan Bank, 55 Water Street, New York, New York 10004: ABA #021-000021, Account #323-836933.

    ACCEPTANCE OF PAYMENTS.   The subscription price will be deemed to have
been received by the subscription agent only upon:

   --  the clearance of any uncertified check,

   -- the receipt by the subscription agent of any certified or cashier's check drawn upon a U.S. bank or of any U.S. postal money order, or

   -- the receipt of good funds in the subscription agent's account designated above.

    If you are paying by uncertified personal check, please note that the funds paid thereby may take at least five (5) business days to clear. Accordingly, holders of the rights who wish to pay the subscription price by means of uncertified personal check are urged to make payment sufficiently in advance of the expiration date to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier's check, U.S. postal money order or wire transfer of funds.

    NOTICE OF GUARANTEED DELIVERY PROCEDURES. Alternatively, you may cause the enclosed "Notice of Guaranteed Delivery" to be received by the subscription agent at or prior to the expiration of the rights offering together with payment in full of the applicable subscription price. A Notice of Guaranteed Delivery must be properly signed and completed by both:

   --  the holder of a subscription certificate, and

   -- a member firm of a registered national securities exchange, a NASD member, a commercial bank or trust company having an office or correspondent in the United States or other eligible guarantor institution under a guarantee program acceptable to the subscription agent (each of the foregoing being an "Eligible Institution").

    Such Notice of Guaranteed Delivery must state:

   --  your name,

   --  the number of rights represented by your subscription certificate,

   --  the number of rights being exercised, and

   -- must guarantee the delivery to the subscription agent of your properly completed and executed subscription certificates within three (3) NASDAQ trading days following the date of the Notice of Guaranteed Delivery.

    If this procedure is followed, your subscription certificate must be received by American Stock Transfer & Trust Company within three (3) NASDAQ trading days of the date of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the subscription agent, at the address, or by calling the telephone number, indicated below.

    CONTACTING THE SUBSCRIPTION AGENT.   The address, telephone and facsimile
numbers of the subscription agent, for inquiries, information or requests for additional documentation is as follows:


                                 IF BY MAIL:

                               59 Maiden Lane
                                 Plaza Level
                             New York, NY 10038

                           FACSIMILE TRANSMISSION:
                       (FOR ELIGIBLE INSTITUTIONS ONLY)

                               (718) 234-5001

                         CONFIRM RECEIPT OF FACSIMILE
                                BY TELEPHONE:

                   (800) 937-5449 within the United States
                   (718) 921-8200 outside the United States

                                                     IF BY OVERNIGHT COURIER
                                                        OR HAND DELIVERY:

                                                         59 Maiden Lane
                                                           Plaza Level
                                                        New York, NY 10038


    PARTIAL EXERCISES; EFFECT OF OVER- AND UNDERPAYMENTS. If you exercise less than all of the rights evidenced by your subscription certificate by so indicating in Section 1 of your subscription certificate, American Stock Transfer & Trust Company will issue to you a new subscription certificate evidencing the unexercised rights. However, if you choose to have a new subscription certificate sent to you, you may not receive the new subscription certificate in sufficient time to permit you to exercise the rights evidenced thereby. If you have not indicated the number of rights being exercised, or if you have not forwarded full payment of the subscription price for the number of shares to be purchased according to the number of rights that you have indicated are being exercised, you will be deemed to have exercised the maximum number of your rights which may be exercised for the subscription price payment delivered by you.

2.   DELIVERY OF COMMON STOCK

    As soon as practicable after the expiration date, American Stock Transfer & Trust Company will mail to each rights holder who validly exercises his or her rights stock certificates representing the shares purchased upon exercise of the rights, unless shares will be evidenced by uncertificated shares, in which case a book-entry will be made to the rights holder.

3.   EXECUTION

    EXECUTION BY REGISTERED HOLDER. The signature on the subscription certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate without any alteration or change whatsoever. Persons who sign the subscription certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by American Stock Transfer & Trust Company in its sole and absolute discretion, must present to American Stock Transfer & Trust Company satisfactory evidence of their authority to so act.

    EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the subscription certificate is executed by a person other than the holder named on the face of the subscription certificate, proper evidence of authority of the person executing the subscription certificate must accompany the same unless, for good cause, American Stock Transfer & Trust Company dispenses with proof of authority.

    SIGNATURE GUARANTEES.   Your signature must be guaranteed by an Eligible
Institution if you specify special delivery instructions pursuant to Section 2 of the subscription certificate.


4.   METHOD OF DELIVERY

    The method of delivery of subscription certificates and payment of the subscription price to American Stock Transfer & Trust Company will be at the election and risk of the rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to American Stock Transfer & Trust Company and the clearance of any checks sent in payment of the subscription price prior to 5:00 p.m., New York City Time, on the expiration date of the rights offering.